Revenue from Contracts with Customers	6 Months Ended
Jun. 30, 2022
Revenue from Contracts with Customers
Revenue from Contracts with Customers

Note 4 - Revenue from Contracts with Customers

	Three Months Ended		Six Months Ended		Year Ended
	June 30,		June 30,		December 31,
(SEK in thousands)	2022	2021	2022	2021	2021
Type of goods or services
Product sales	63,627	—	81,590	—	—
Outlicensing of product	—	—	28,804	—	225,252
Performance of certain regulatory services	420	—	3,387	—	4,095
Total	64,047	—	113,781	—	229,347

Geographical markets
USA	63,627	—	81,590	—	—
Europe	420	—	3,387	—	201,878
Asia	—	—	28,804	—	27,469
Total	64,047	—	113,781	—	229,347

The Group’s revenues for the three and six months ended June 30, 2022 primarily originates from net sales of TARPEYO in the U.S. Further for the six months ended June 30, 2022, net sales also consisted of the milestone fee from Everest Medicines for the extension of the license agreement for South Korea.

Revenue from product sales is recognized at the transaction price of goods sold excluding VAT, rebates and returns. At the time of delivery, when the control of the goods passes to the customer, the revenue is recognized in full, as this represents the single performance obligation in the transaction. The customer is defined as the specialty pharmaceutical who dispenses the good to the end user. As the final price is related to the rebate paid to the patients’ insurance company, the transaction price is not known upon delivery. This is accounted for by an accrued estimated rebate deduction in the Group based on calculation models considering statistical data, actual amounts incurred and/or historical trends. These liabilities for expected returns and rebates are based on estimates of the amounts earned or to be claimed on the related sales. Furthermore, the Group estimates the liability for expected returns of obsolete medicines that is recognized in the accounts. As of June 30, 2022 the total liability for expected returns and rebates amounts to SEK 6.9 million. In addition, there are no other performance obligations.

Revenue attributable to out-licensing Nefecon consisted of the agreement with STADA for Europe and the expansion of Everest Medicines to South Korea. Revenue for out-licensing is recognized at a point in time, which occurs when control over the intangible asset is transferred to the counterparty, which was at the time when the agreements with both parties was signed. Variable remuneration (for example, attributable to future regulatory milestones) is recognized when there is no longer any significant uncertainty as to whether these will occur. Compensation attributable to sales-based milestones or royalties are not recognized until the sale that results in the right to milestones or royalties arises.

Calliditas has identified three performance obligations under the agreement with STADA: 1) Out-licensing of the product candidate Nefecon as is at the time of signing, 2) Contractual obligation to perform the regulatory process with the EMA to obtain Conditional Regulatory Approval and 3) The obligation to supply Nefecon. The share of the transaction amount attributable to the EMA regulatory process has not been recognized as revenue and has been calculated based on the estimated cost to finish this process. The proportion attributable to out-licensing has been calculated as a residual of the remaining transaction price after deduction of other performance obligations, since the product candidate has not been approved for market by the regulatory authorities and no commercial pricing occur. Calliditas has completed all the performance obligations within the agreement with Everest Medicines.